                                                                   EXHIBIT 10(a)


                         SECURITIES PURCHASE AGREEMENT

         SECURITIES PURCHASE AGREEMENT (this "AGREEMENT"), dated as of April 8, 1996 by and among NOISE CANCELLATION TECHNOLOGIES, INC., a Delaware corporation, with headquarters located at 1025 West Nursery Road, Linthicum, Maryland 21090 (the "COMPANY"), and each of the purchasers set forth on the signature page hereto (the "BUYERS").

         WHEREAS:

         A. The Company and each Buyer are executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by Section 4(2) under the Securities Act of 1933, as amended (the "1933 ACT");

         B. The Buyers wish to purchase, in the amounts and upon the terms and conditions stated in this Agreement, (i) an aggregate of one million (1,000,000) shares of common stock, par value $0.01 per share (the "COMMON STOCK"), of the Company; and (ii) secured convertible term notes in the form attached hereto or EXHIBIT "A-1" (the "NOTES") in the aggregate principal amount of One Million Two Hundred Thousand Dollars ($1,2000,000) which are convertible into shares of Common Stock upon the terms and subject to the conditions set forth in such Notes; and

         C. The Company wishes to grant to the Buyers an option to purchase additional shares of Common Stock for an aggregate purchase price of up to Three Million Four Hundred Fifty Thousand Dollars ($3,450,000) upon the terms and subject to the conditions set forth herein.

         D. Contemporaneous with the execution and delivery of this Agreement, the parties hereto are executing and delivering a Registration Rights Agreement, in the form attached hereto as EXHIBIT "A-2" (the "REGISTRATION RIGHTS AGREEMENT"), pursuant to which the Company has agreed to provide certain registration rights under the 1933 Act and the rules and regulations promulgated thereunder, and applicable state securities laws;

         NOW THEREFORE, the Company and the Buyers hereby agree as follows:

1.       PURCHASE AND SALE OF SECURITIES; GRANT OF OPTION.

         a. Purchase of Common Stock and Notes. On the First Closing Date (as defined herein) subject to the satisfaction (or waiver) of the conditions thereto set forth in Section 6 and Section 7 hereof, the Company shall issue and sell to each Buyer and each Buyer shall purchase from the Company (i) such number of shares of Common Stock as is set forth next to such Buyer's name on
SCHEDULE 1 attached hereto, at a price per share equal to $0.35 per share of Common Stock, for the aggregate purchase price set forth next to such Buyer's name on SCHEDULE 1 and (ii) such aggregate principal amount of Notes set forth next to such Buyer's name on SCHEDULE 1 for a purchase price equal to such aggregate principal amount. The closing date of the purchase of the Common Stock and the Notes pursuant to this Section 1(a) (the "FIRST CLOSING") is hereinafter referred to as the
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"FIRST CLOSING DATE."

         b.        Option to Acquire Additional Common Stock.

                 (i) At any time, and from time to time, during the period beginning on the effective date of the Amendment (as defined in Section 4(k) hereof) and ending thirty (30) days thereafter, the Buyers shall have the right (the "OPTION"), exercisable in whole or in part by delivering written notice to the Company, to purchase, at a purchase price per share equal to the "Per Share Option Price" (as defined below), up to such number of shares of the Company's Common Stock as is equal to the quotient obtained by dividing (x) the Option Exercise Price set forth next to such Buyer's name on SCHEDULE 1 attached hereto by (y) the Per Share Option Price. The date of the purchase of any Common Stock upon exercise of the Option (each an "OPTION CLOSING") is hereinafter referred to as an "OPTION CLOSING DATE" and, collectively with the First Closing Date, as the "CLOSING DATES." The date the Company receives written notice of Buyer's election to exercise is hereinafter referred to as an "Exercise Date."

                 (ii) The Per Share Option Price shall mean a price per share equal to the lesser of (i) the Fixed Exercise Price (as defined below) and (ii) fifty percent (50%) of the average of the closing bid prices for the Common Stock on the NASDAQ National Market or on the principal securities exchange or other securities market on which the Common Stock is then traded, for the five (5) consecutive trading days ending one (1) trading day prior to the Exercise Date. The Fixed Exercise Price shall initially be $0.35. In the event that the Company shall, at any time or from time to time after the date of this Agreement and prior to the exercise in full of the Option, issue or sell shares of Common Stock or any securities exercisable for, convertible into or exchangeable for Common Stock ("CONVERTIBLE SECURITIES") for a consideration per share (the "NEW PRICE") less than the Fixed Exercise Price then in effect, other than in an Excluded Issuance (as hereinafter defined), then the Fixed Exercise Price shall on and after the date of issuance of such Common Stock or Convertible Securities be reduced to an amount which equals the New Price. The Per Share Option Price and Fixed Exercise Price shall be subject to equitable adjustments for stock splits, stock dividends, combinations, reclassifications and similar events. The Company shall promptly notify each Holder of any adjustment (and events that require an adjustment) to the Per Share Option Price or the Fixed Exercise Price pursuant to this Section 1(b)(ii).

         c.      Form of Payment.

                 (i) On the First Closing Date, (A) each Buyer shall pay the purchase price (the "PURCHASE PRICE") for the Common Stock and Note to be issued and sold to it by wire transfer to the Company, in accordance with the Company's written wiring instructions, against delivery of (I) in the case of Common Stock, a duly executed certificate representing such number of fully paid and nonassessable shares of Common Stock as are being so purchased and
(II) in the case of the Note, the duly executed Note in the principal amount of the Note being so purchased and (B) the Company shall simultaneously deliver such Common Stock and/or Note, duly executed on behalf of the Company, to the Buyer, against delivery of such Purchase Price.

                 (ii) On each Option Closing Date, (A) the applicable Buyer shall pay the portion
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of the Option Exercise Price payable for the shares of Common Stock in respect of which it has exercised the Option (I) by wire transfer to the Company, in accordance with the Company's written wiring instructions and/or (II) delivery to the Company for cancellation of all or any portion of the Notes held by such Buyer (to the extent, and only to the extent, the Company has not exercised its right to force conversion thereof pursuant to Section 2.7 of the Notes), against delivery of such number of fully paid and nonassessable shares of Common Stock as are being so purchased and (B) the Company shall simultaneously deliver such Common Stock to the Buyer against delivery of the Option Exercise Price.

         d. Closing Dates. Subject to the satisfaction (or waiver) of the conditions thereto set forth in Section 6 and Section 7 below, the date and time of the First Closing shall be 12:00 noon Eastern Standard Time on April 10, 1996 and the date and time of each Option Closing shall be 12:00 noon Eastern Standard Time on the third business day following the exercise of the Option in accordance with Section 1(b) above, (subject, in each case, to a two
(2) business day grace period at either party's option), or, in each case, such other mutually agreed upon time. The closings shall occur on the Closing Dates at the offices of Klehr, Harrison, Harvey, Branzburg & Ellers, 1401 Walnut Street, Philadelphia, Pennsylvania 19102.

2.       BUYER'S REPRESENTATIONS AND WARRANTIES

                 Each Buyer severally represents and warrants to the Company that:

         a. Investment Purpose. The Buyer is purchasing the Common Stock issuable at the First Closing (the "COMMON SHARES"), the Notes, the shares of Common Stock issuable upon conversion of the Notes (the "NOTE SHARES") and the shares of Common Stock issuable upon exercise of the Option (the "OPTION SHARES") (collectively, the "SECURITIES") for its own account for investment only and not with a present view towards the public sale or distribution thereof, except pursuant to sales registered under the 1933 Act.

         b. Accredited Investor Status. The Buyer is an "accredited investor" as that term is defined in Rule 501(a) of Regulation D as promulgated by the United States Securities and Exchange Commission (the "SEC") under the 1933 Act.

         c. Reliance on Exemptions. The Buyer understands that the Securities are being offered and sold to it in reliance upon specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying upon the truth and accuracy of, and the Buyer's compliance with, the representations, warranties, agreements, acknowledgments and understandings of the Buyer set forth herein in order to determine the availability of such exemptions and the eligibility of the Buyer to acquire the Securities.

         d. Information. The Buyer and its advisors, if any, have been furnished with all materials relating to the business, finances and operations of the Company and materials relating to the offer and sale of the Securities which have been requested by the Buyer or its advisors. The Buyer and its advisors, if any, have been afforded the opportunity to ask questions of the Company and have received satisfactory answers to any such inquiries. Neither such inquiries nor any other
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due diligence investigation conducted by the Buyer shall modify, amend or affect the Buyer's right to rely on the Company's representations and warranties contained in Section 3 below. The Buyer understands that its investment in the Securities involves a high degree of risk.

         e. Governmental Review. The Buyer understands that no United States federal or state agency or any other government or governmental agency has passed upon or made any recommendation or endorsement of the Securities.

         f. Transfer or Resale. The Buyer understands that (i) except as provided in the Registration Rights Agreement, the Securities have not been and are not being registered under the 1933 Act or any state securities laws, and may not be transferred unless (a) subsequently registered thereunder, or (b) the Buyer shall have delivered to the Company an opinion of counsel in form, substance and scope reasonably satisfactory to the Company to the effect that the Securities to be sold or transferred may be sold or transferred pursuant to an exemption from such registration or (c) sold pursuant to Rule 144 promulgated under the 1933 Act (or a successor rule); (ii) any sale of such Securities made in reliance on Rule 144 may be made only in accordance with the terms of said Rule and further, if said Rule is not applicable, any resale of such Securities under circumstances in which the seller (or the person through whom the sale is made) may be deemed to be an underwriter (as that term is defined in the 1933 Act) may require compliance with some other exemption under the 1933 Act or the rules and regulations of the SEC thereunder; and (iii) neither the Company nor any other person is under any obligation to register such Securities under the 1933 Act or any state securities laws or to comply with the terms and conditions of any exemption thereunder (in each case, other than pursuant to the Registration Rights Agreement).

         g. Legends. The Buyer understands that the Notes and, until such time as the Common Shares, Note Shares and Option Shares have been registered under the 1933 Act, as contemplated by the Registration Rights Agreement, the certificates for the Common Shares, Note Shares and Option Shares, may bear a restrictive legend in substantially the following form (and a stop-transfer order may be placed against transfer of the certificates for such Securities):

         "The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended. The securities have been acquired for investment and may not be sold, transferred or assigned in the absence of an effective registration statement for the securities under said Act, or an opinion of counsel, in form, substance and scope reasonably acceptable to the Company, that registration is not required under said Act or unless sold pursuant to Rule 144 under said Act."

         The legend set forth above shall be removed and the Company shall issue a certificate without such legend to the holder of any Security upon which it is stamped, if, unless otherwise required by state securities laws,
(a) the sale of such Security is registered under the 1933 Act, or (b) such holder provides the Company with an opinion of counsel, in form, substance and scope reasonably acceptable to the Company, to the effect that a public sale or transfer of such Security may be made without registration under the 1933 Act or (c) such holder provides the Company with reasonable assurances that such Security can be sold pursuant to Rule 144 under the 1933 Act (or a successor rule thereto) without any restriction as to the number of securities acquired as of a particular date that can then be immediately sold. The Buyer agrees to sell all Securities, including those represented by a certificate(s) from which the legend has been removed, in compliance with applicable securities law, including without limitation, in the case of Securities sold in reliance upon a registration statement under the 1933 Act, compliance with the prospectus delivery requirements under the 1933 Act.

         h. Authorization; Enforcement. This Agreement has been duly and validly authorized, executed and delivered on behalf of the Buyer and is a valid and binding agreement of the Buyer enforceable in accordance with its terms.

         i. Residency. The residency of such Buyer is set forth under its name of Schedule 1.

3.       REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

         The Company represents and warrants to each Buyer that:

         a. Organization and Qualification. Each of the Company and each of its subsidiaries is a corporation duly organized and existing in good standing under the laws of the jurisdiction in which it is incorporated, and has the requisite corporate power to own its properties and to carry on its business as now being conducted. Each of the Company and each of its subsidiaries is duly qualified as a foreign corporation to do business and is in good standing in every jurisdiction in which the nature of the business conducted by it makes such qualification necessary and where the failure so to qualify would have a Material Adverse Effect. "MATERIAL ADVERSE EFFECT" means any material adverse effect on the operations, properties financial condition or prospects of the Company and its subsidiaries taken as a whole or on the transactions contemplated hereby.

         b. Authorization; Enforcement. (i) The Company has the requisite corporate power and authority to enter into and perform this Agreement, the Registration Rights Agreement, the Notes and the Security Agreement securing the Company's obligations under the Notes (the "SECURITY AGREEMENT") and to issue the Securities, in accordance with the terms hereof and thereof, (ii) the execution and delivery of this Agreement, the Registration Rights Agreement, the Security Agreement and the Notes by the Company and the consummation by it of the transactions contemplated hereby and thereby (including without limitation the issuance of the Common Shares and the Notes, and the issuance and reservation for issuance of the Note Shares and Option Shares issuable upon conversion of the Notes or exercise of the Option, as applicable) have been duly authorized by the Company's Board of Directors and, except for the approval of the Amendment by the Company's stockholders, no further consent or authorization of the Company, its Board or Directors, or its stockholders is required, (iii) this Agreement has been duly executed and delivered by the Company, and (iv) this Agreement constitutes, and upon execution and delivery by the Company of the Registration Rights Agreement, the Security Agreement and the Notes, each of such instruments will constitute, a valid and binding obligation of the Company enforceable against the Company in accordance with its terms.

         c. Capitalization. As of the effective date of this Agreement, the authorized capital stock of the Company consists of (i) 100,000,000 shares of Common Stock of which 94,857,074
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shares are issued and outstanding, 2,100,673 shares are reserved for issuance pursuant to options granted under and outside of the Company's stock option plans, and 1,613,791 shares are reserved for issuance pursuant to warrants and other securities exercisable or exchangeable for or convertible into shares of Common Stock; and (ii) 10,000,000 shares of preferred stock, par value $0.10 per share, none of which are issued and outstanding. All of such outstanding shares have been validly issued and are fully paid and nonassessable. No shares of capital stock of the Company are subject to preemptive rights or any other similar rights of the stockholders of the Company or any liens or encumbrances. Except as disclosed in SCHEDULE 3(c), as of the effective date of this Agreement, (i) there are no outstanding options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights exercisable for or convertible or exchangeable into, any shares of capital stock of the Company or any of its subsidiaries, or arrangements by which the Company or any of its subsidiaries is or may become bound to issue additional shares of capital stock of the Company or any of its subsidiaries, and (ii) there are no agreements or arrangements under which the Company or any of its subsidiaries is obligated to register the sale of any of its or their securities under the 1933 Act (except the Registration Rights Agreement). The Company has furnished to the Buyer true and correct copies of the Company's Certificate of Incorporation as in effect on the date hereof ("CERTIFICATE OF INCORPORATION") and the Company's By-laws, as in effect on the date hereof (the "BY-LAWS"). The Company shall provide the Buyer with a written update of this representation signed by the Company's Chief Executive or Chief Financial Officer on behalf of the Company as of each Closing Date.

         d. Issuance of Shares. The Common Shares are, and upon the effective date of the Amendment, the Note Shares and Option Shares will be, duly authorized and, upon issuance in accordance with the terms of this Agreement, the Notes and the Option, as applicable, such Shares shall be validly issued, fully paid and non-assessable, and free from all taxes, liens and charges with respect to the issue thereof.

         e. No Conflicts. The execution, delivery and performance of this Agreement, the Registration Rights Agreement, the Security Agreement and the Notes by the Company and the consummation by the Company of the transactions contemplated hereby and thereby (including without limitation, the issuance of the Common Shares and, after the effective date of the Amendment, the issuance and reservation for issuance of the Note Shares and Option Shares) will not (i) result in a violation of the Certificate of Incorporation or By-laws or (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company or any of its subsidiaries is a party, or result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws and regulations) applicable to the Company or any of its subsidiaries or by which any property or asset of the Company or any of its subsidiaries is bound or affected (except for such conflicts, defaults, terminations, amendments, accelerations, cancellations and violations as would not, individually or in the aggregate, have a Material Adverse Effect). The businesses of the Company and its subsidiaries are not being conducted, and shall not be conducted, so long as the Buyers' own any of the Securities, in violation of any law, ordinance or regulation of any governmental entity, except for possible violations which either singly or in the aggregate do not have a Material Adverse Effect.
Except as specifically contemplated by this Agreement and as required under the 1933 Act and any applicable state securities laws, the Company is not required to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency or any regulatory or self regulatory agency in order for it to execute, deliver or perform any of its obligations under this Agreement, the Registration Rights Agreement, the Security Agreement and/or the Notes in accordance with the terms hereof or thereof.

         f. SEC Documents, Financial Statements. Since December 31, 1994, the Company has filed all reports, schedules, forms, statements and other documents required to be filed by it with the SEC pursuant to the reporting requirements of the Exchange Act of 1934, as amended (the "1934 ACT") (all of the foregoing filed prior to the date hereof and all exhibits included therein and financial statements and schedules thereto and documents (other than exhibits) incorporated by reference therein, being hereinafter referred to herein as the "SEC DOCUMENTS"). The Company has delivered to the Buyer true and complete copies of the SEC Documents, except for such exhibits, schedules and incorporated documents. As of their respective dates, the SEC Documents complied in all material respects with the requirements of the 1934 Act and the rules and regulations of the SEC promulgated thereunder applicable to the SEC Documents, and none of the SEC Documents, at the time they were filed with the SEC, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. As of their respective dates, the financial statements of the Company included in the SEC Documents complied as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto. Such financial statements have been prepared in accordance with generally accepted accounting principles, consistently applied, during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto, or (ii) in the case of unaudited interim statements, to the extent they may include footnotes or may be condensed or summary statements) and fairly present in all material respects the consolidated financial position of the Company and its consolidated subsidiaries as of the dates thereof and the consolidated results of their operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments). Except as set forth in the financial statements of the Company included in the SEC documents, the Company has no liabilities, contingent or otherwise, other than
(i) liabilities incurred in the ordinary course of business subsequent to December 31, 1995 and (ii) obligations under contracts and commitments incurred in the ordinary course of business and not required under generally accepted accounting principles to be reflected in such financial statements, which, individually or in the aggregate, are not material to the financial condition or operating results of the Company.

         g. Absence of Certain Changes. Since December 31, 1995 there has been no material adverse change and no material adverse development in the business, properties, operations, financial condition, results of operations or prospects of the Company (other than a greater than expected deterioration in working capital).

         h. Absence of Litigation. Other than as set forth on Schedule 3(h), there is no action, suit, proceeding, inquiry or investigation before or by any court, public board, government agency, self-regulatory organization or body pending or, to the knowledge of the Company or any of its subsidiaries, threatened against or affecting the Company or any of its subsidiaries.

         i. Disclosure. All information relating to or concerning the Company set forth in this Agreement and provided to the Buyer pursuant to
Section 2(d) hereof is true and correct in all material respects and the Company has not omitted to state any material fact necessary in order to make the statements made herein or therein, in light of the circumstances under which they are or were made, not misleading.

         j. Absence of Events of Default. No Event of Default, as defined in the Notes, and no event which, with the giving of notice or the passage of time or both, would become an Event of Default, has occurred and is continuing.

         k. Acknowledgment Regarding Buyers' Purchase of Securities. The Company acknowledges and agrees that the Buyers are acting solely in the capacity of an arm's length purchaser with respect to this Agreement and the transactions contemplated hereby. The Company further acknowledges that the Buyers are not acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to this Agreement and the transactions contemplated hereby and any advice given by the Buyers or any of their respective affiliates, representatives or agents in connection with this Agreement and the transactions contemplated hereby is merely incidental to the Buyers' purchase of the Common Stock, the Notes and the Options. The Company further represents to the Buyers that its decision to enter into this Agreement has been based solely on the independent evaluation of the Company and its representatives.

4.       COVENANTS.

         a. Best Efforts. The parties shall use their best efforts timely to satisfy each of the conditions described in Section 6 and 7 of this Agreement.

         b. Blue Sky Laws. The Company shall, on or before each Closing Date, take such action as the Company shall reasonably determine is necessary to qualify the Securities for, or obtain exemption for the Securities for, sale to the Buyers at the applicable closing pursuant to this Agreement under applicable securities or "blue sky" laws of the states of the United States, and shall provide evidence of any such action so taken to the Buyers on or prior to such Closing Date.

         c. Reporting Status. So long as the Buyers beneficially owns any of the Securities, the Company shall file all reports required to be filed with the SEC pursuant to the 1934 Act, and the Company shall not terminate its status as an issuer required to file reports under the 1934 Act even if the 1934 Act or the rules and regulations thereunder would permit such termination.

         d. Use of Proceeds. The Company shall not use the proceeds from the sale of the Securities for anything other than the Company's internal working capital purposes and shall not, directly or indirectly, use such proceeds for any loan to or investment in any other corporation, partnership, enterprise or other person.

         e. Additional Equity Capital; Right of First Refusal. The Company agrees that, during the period beginning on the date hereof and ending on the earlier of (i) the 180th day following the First Closing Date and (ii) solely in the event the Option is not exercised, the Option Termination

Date, the Company will not, without the prior written consent of the Buyers, negotiate or contract with any party to obtain additional equity financing (including debt financing with an equity component) in any form ("FUTURE OFFERINGS"). The Company will not conduct any Future Offering (as defined below) during the period beginning on the date hereof and ending 360 days after the First Closing Date unless it shall have first delivered to each Buyer, at least five (5) business days prior to the closing of such Future Offering, written notice describing the proposed Future Offering, including the terms and conditions thereof, and providing each Buyer an option during such five (5) day period to purchase such portion of the securities being offered in the Future Offering on the same terms as contemplated by such Future Offering (the limitations referred to in this and the immediately preceding sentence are collectively referred to as the "CAPITAL RAISING LIMITATION") as (i) the aggregate number of shares of Common Stock then owned by such Buyer (calculated on a fully diluted basis after giving effect to the exercise and conversion of all securities exercisable for or convertible into shares of Common Stock) bears to (ii) the aggregate number of shares of Common Stock then outstanding (including shares of Common Stock issuable pursuant to outstanding derivative securities at an exercise price or conversion price which is less than or equal to the average closing bid prices of the Common Stock on NASDAQ or on the principal securities exchange or other securities market on which the Common Stock is then traded for the five (5) consecutive trading days immediately preceding the date the Company provides the notice to such Buyer under this sentence); provided that if any securities are issued for other than cash, Buyers may pay the purchase price for such securities in cash in an amount equal to the fair market value of such noncash consideration. The Capital Raising Limitation shall not apply to any transaction involving issuances of securities in connection with a merger, consolidation or sale of assets, or in connection with any strategic partnership or joint venture (the primary purpose of which is not to raise equity capital), or in connection with the payment for services (including rent) the acquisition of a business, product or license by the Company (so long as the securities so issued are not issued at a discount of greater than ten percent (10%) to their fair market value) or exercise of options by employees, consultants or directors. The Capital Raising Limitation also shall not apply to the issuance of securities (i) pursuant to an underwritten public offering, (ii) by a subsidiary of the Company or (iii) upon exercise or conversion of the Company's options, warrants or other convertible securities outstanding as of the date hereof or to the grant of additional options or warrants, or the issuance of additional securities, under any Company stock option or restricted stock plan.

         f. Expenses. The Company shall pay all expenses incurred by the Buyers in connection with the negotiation, preparation, execution, delivery and performance of this Agreement and the other agreements to be executed in connection herewith, including, without limitation, Buyers' attorneys' fees and expenses. The Company's obligation to pay Buyers' expenses under this Section 4(f) shall be limited to Fifteen Thousand Dollars ($15,000).

         g. Financial Information. The Company agrees to send the following reports to each Buyer until such Buyer transfers, assigns, or sells all of the Securities: (i) within five (5) days after the filing with the SEC, a copy of its Annual Report on Form 10-K, its Quarterly Reports on Form 10-Q and any Current Reports on Form 8-K; and (ii) within one (1) day after release, copies of all press releases issued by the Company or any of its subsidiaries.

         h. Reservation of Shares. The Company shall at all times after the effective date of the Amendment have authorized, and reserved for the purpose of issuance, a sufficient number of shares of Common Stock to provide for the full conversion of the Notes and issuance of the Note Shares in connection therewith and the full exercise of the Option and the issuance of the Option Shares in connection therewith (based on the Conversion Price as in effect from time to time). The Company shall not reduce the number of shares reserved for issuance upon conversion of the Notes and the exercise of the Option without the consent of each of the Buyers, which consent will not be unreasonably withheld.

         i. Listing. The Company shall as promptly as practicable after the First Closing secure the listing of the Common Shares, Note Shares and Option Shares, and shall promptly after the issuance of any Common Stock pursuant to Section 4(l) hereof secure the listing of such Common Stock, upon each national securities exchange or automated quotation system, if any, upon which shares of Common Stock are then listed (subject to official notice of issuance) and shall maintain, so long as any other shares of Common Stock shall be so listed, such listing of the Common Shares, all Note Shares from time to time issuable upon conversion of the Notes, all Option Shares issuable upon exercise of the Option and all Common Stock issuable pursuant to Section 4(l) hereof.

         j. Corporate Existence. Until the later of (i) the earlier of maturity and repayment of all of the Notes or the earlier conversion in full of all of the Notes and (ii) the expiration or earlier exercise in full of the Option, the Company shall maintain its corporate existence, except in the event of a merger, consolidation or sale of all or substantially all of the Company's assets, as long as the surviving or successor entity in such transaction (x) assumes the Company's obligations hereunder and under the agreements and instruments entered into in connection herewith and (y) is a publicly traded corporation whose Common Stock is listed for trading on the NASDAQ National Market ("NASDAQ") or another national securities exchange or automated quotation system.

         k. Amendment to Certificate of Incorporation. The Company shall use its best efforts to amend, as soon as practicable after the First Closing (and in any event no later than August 15, 1996), the Company's Certificate of Incorporation to increase the number of shares of Common Stock the Company is authorized to issue to at least such amount as will allow the reservation for issuance and issuance of the full number of shares of Common Stock issuable upon conversion of the Notes and the exercise of the Option (the "AMENDMENT). In that regard, the Company shall present to its stockholders a proposal to approve the Amendment at its next annual meeting of stockholders or a special meeting of stockholders called for such purpose and shall prepare proxy materials with respect thereto which contain the recommendation of the Company's Board of Directors for the approval of the Amendment and which comply, in all material respects, with the proxy rules promulgated pursuant to the 1934 Act. Subject in all events to Section 4(e) above, the Company shall not issue or reserve for issuance (or enter into any agreement to issue or reserve for issuance) any shares of Common Stock authorized for issuance after the date hereof unless its obligations to issue shares pursuant to the Notes and Option have been satisfied in full or unless such issuance or reservation for issuance will not affect the Company's ability to satisfy such obligations.

         l.      Issuance of Additional Shares of Common Stock to Prevent
Dilution.

                 (i) In the event that the Company shall, at any time or from time to time after the effective date of this Agreement and prior to December 31, 1997, issue or sell shares of Common Stock or any Convertible Securities for a New Price less than such Buyer's Average Purchase Price (as defined below), other than in an Excluded Issuance (as defined below), then the Company shall upon the date of issuance of such Common Stock or Convertible Securities issue to each Buyer for the consideration per share set forth in subsection (iii) of this Section 4(l), a number of shares of Common Stock such that the aggregate number of shares of Common Stock held by such Buyer subsequent to such issuance shall be equal to the product of (A) the sum of the number of shares of Common Stock then held by such Buyer which were issued pursuant to this Agreement (including this Section 4(l)), plus the number of shares of Common Stock then held by such Buyer issued upon exercise of the Options and upon conversion of the Notes, multiplied by (B) a fraction (x) the numerator of which shall be equal to the Buyer's Average Purchase Price immediately prior to such issuance and (y) the denominator of which shall be the New Price.

                 (ii) The following terms shall be the following meanings for purposes of this Section 4(l):

                 (A) "EXCLUDED ISSUANCE" shall refer to any issuance of shares of Common Stock or Convertible Securities issued (x) upon exercise, conversion or exchange of any Convertible Securities outstanding on the effective date of this Agreement or (ii) in connection with any transaction described in the penultimate sentence of Section 4(e) above.

                 (B) "BUYER'S AVERAGE PURCHASE PRICE" shall mean the quotient obtained by dividing (x) the aggregate consideration paid to the Company for the shares of Common Stock held by such Buyer which were issued pursuant to this Agreement at the First Closing, upon exercise of the Options and upon conversion of the Notes (based on the aggregate principal amount of Notes converted into such Common Stock in the case of any such shares issued upon conversion of Notes) by
                          (y) the aggregate number of shares of Common Stock referred to in clause (x) of this definition.

                 (C) "New Price" shall mean the Cash Consideration (or the fair market value of any non-cash consideration, determined in good faith by the Company's Board of Directors) per share of Common Stock received by the Company.

                 (iii) The consideration per share to be paid by a Buyer for any shares of Common Stock issued to it pursuant to this Section 4(l) shall be equal to the lesser of (i) $0.01 per share or (ii) $100 divided by the aggregate number of shares being issued to such Buyer in connection with such issuance, in each case payable in cash to the Company.

5.       TRANSFER AGENT INSTRUCTIONS.

         The Company shall instruct its transfer agent to issue certificates, registered in the name of each Buyer or its nominee, for the Common Shares, Note Shares and Option Shares in such amounts as specified from time to time by such Buyer to the Company. Prior to registration of the resale of the Common Shares, the Note Shares and Option Shares under the 1933 Act, such certificates shall bear the restrictive legend specified in Section 2(g) of this Agreement. The Company warrants that no instruction other than such instructions referred to in this Section 5, and stop transfer instructions to give effect to Section 2(f) hereof, in the case of the Common Shares, Option Shares and Note Shares, prior to registration of such Common Shares, Option Shares and Note Shares under the 1933 Act, will be given by the Company to its transfer agent and that the Securities shall otherwise be freely transferable on the books and records of the Company as and to the extent provided in this Agreement and the Registration Rights Agreement. Nothing in this Section shall affect in any way any Buyer's obligation and agreement set forth in Section 2(g) hereof to comply with all applicable securities laws upon resale of the Securities. If a Buyer provides the Company with an opinion of counsel, reasonably satisfactory to the Company in form, substance and scope, that registration of the resale by such Buyer of any of the Securities is not required under the 1933 Act, the Company shall permit the transfer, and, in the case of the Common Shares, Note Shares and Option Shares, promptly instruct its transfer agent to issue one or more certificates in such name and in such denominations as specified by such Buyer.

6.       CONDITIONS TO THE COMPANY'S OBLIGATION TO SELL.

         The obligation of the Company hereunder to issue and sell Securities at the First Closing and each Option Closing, as applicable, is subject to the satisfaction, at or before the Closing Date in respect of such closing, of each of the following conditions thereto, provided that these conditions are for the Company's sole benefit and may be waived by the Company at any time in its sole discretion:

                 (a) In the case of the First Closing, the parties shall have duly executed this Agreement, the Registration Rights Agreement and the Security Agreement, and delivered the same to each other.

                 (b) The Buyer shall have delivered the Purchase Price in accordance with Section 1(c) above.

                 (c) The representations and warranties of the Buyer shall be true and correct in all material respects as of the date when made and as of the Closing Date as though made at that time (except for representations and warranties that speak as of a specific date), and the Buyer shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Buyer at or prior to the Closing Date.

                (d) In the case of each Option Closing, the Amendment shall be in full force and effect.

7.       CONDITIONS TO THE BUYER'S OBLIGATION TO PURCHASE.

         The obligation of each Buyer hereunder to purchase Securities at the First Closing and each Option Closing, as applicable, is subject to the satisfaction, at or before the Closing Date in respect of such closing, of each of the following conditions thereto, provided that these conditions are for each Buyer's sole benefit and may be waived by a Buyer at any time in its sole discretion:

         (a) In the case of the First Closing, the parties shall have duly executed this Agreement, the Registration Rights Agreement and the Security Agreement, and delivered the same to each other and the Company shall have duly executed the Notes and delivered them to the Buyers in accordance with Section 1(c) above.

         (b) The Company shall have delivered duly executed certificates representing the Common Stock being so purchased to the Buyers in accordance with Section 1(c) above.

         (c) The Common Stock shall be authorized for quotation on NASDAQ, and trading in the Common Stock (or on NASDAQ generally) shall not have been suspended by the SEC or NASDAQ.

         (d) The representations and warranties of the Company shall be true and correct in all material respects as of the date when made and as of the Closing Date as though made at that time (except for representations and warranties that speak as of a specific date) and the Company shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Company at or prior to the Closing Date. The Buyers shall have received a certificate, executed by the chief executive officer of the Company, dated as of the Closing Date, to the foregoing effect and as to such other matters as may be reasonably requested by the Buyers.

         (e) The Buyers shall have received an opinion of the Company's counsel, dated as of the Closing Date, in form, scope and substance reasonably satisfactory to the Buyers and in substantially the same form as EXHIBIT "B" attached hereto.

         (f) The Buyers shall have received the officer's certificate described in Section 3(c) above, dated as of the Closing Date.

8.       GOVERNING LAW; MISCELLANEOUS.

         a. Governing Law. This Agreement shall be governed by and interpreted in accordance with the laws of the Delaware without regard to the
principles of conflict of laws.   The parties hereto hereby submit to the
exclusive jurisdiction of the United States Federal Courts located in New York County in the State of New York with respect to any dispute arising under this Agreement or the transactions contemplated hereby.

         b. Counterparts. This Agreement may be executed in two or more counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party.

         c. Headings. The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement.

         d. Severability. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement or the validity or enforceability of this Agreement in any other jurisdiction.

         e. Entire Agreement; Amendments. This Agreement and the instruments referenced herein contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither the Company nor any of the Buyers makes any representation, warranty, covenant or undertaking with respect to such matters. No provision of this Agreement may be waived or amended other than by an instrument in writing signed by the party to be charged with enforcement.

         f. Notices. Any notices required or permitted to be given under the terms of this Agreement shall be sent by mail or delivered personally or by courier and shall be effective five days after being placed in the mail, if mailed, or upon receipt, if delivered personally or by courier, in each case addressed to a party. The addresses for such communications shall be:


         If to the Company:

         NOISE CANCELLATION TECHNOLOGIES, INC.
         1025 West Nursery Road
         Linthicum, Maryland 21090
         Telecopy: (410) 636-5989
         Attention: Michael Parrella

         With a copy to:

         John B. Horton
         One Dock Street, Suite 300
         Stamford, CT  06902
         Telecopy: (203) 348-4106

         If to a Buyer, addressed to such Buyer at:

         c/o Kingdon Capital Management Corp.
         152 West 57th Street
         New York, NY 10019
         Telecopy:   (212) 582-2636
         Attention:  Michael Markbreiter

         With a copy to:

         Klehr, Harrison, Harvey, Branzburg & Ellers
         1401 Walnut Street
         Philadelphia, PA  19102
         Telecopy:  (215) 568-6603
         Attention:  Wayne D. Bloch, Esq.

Each party shall provide notice to the other party of any change in address.

         g. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and assigns. Neither the Company nor the Buyer shall assign this Agreement or any rights or obligations hereunder without the prior written consent of the other (which consent shall not be unreasonably withheld). Notwithstanding the foregoing, any Buyer may assign its rights hereunder to any of its "affiliates," as that term is defined under the 1934 Act, without the consent of the Company.

         h. Third Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

         i. Survival. The representations and warranties of the Company and the agreements and covenants set forth in Sections 4, 5 and 8 shall survive the closings. The Company agrees to indemnify and hold harmless the Buyer for loss or damage arising as a result of or related to any breach or alleged breach by the Company of any of its representations set forth in Section 3 hereof, including advancement of expenses as they are incurred.

         j. Publicity. The Company and the Buyers shall have the right to approve before issuance any press releases, SEC or NASD filings, or any other public statements with respect to the transactions contemplated hereby; provided, however, that the Company shall be entitled, without the prior approval of the Buyer, to make any press release or SEC or NASD filings with respect to such transactions as is required by applicable law and regulations (although the Buyers shall be consulted by the Company in connection with any such press release prior to its release and shall be provided with a copy thereof).

         k. Further Assurances. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

         l. Termination. In the event that the First Closing shall not have occurred on or before fifteen (15) business days from the date hereof, unless the parties agree otherwise, this Agreement shall terminate at the close of business on such date.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the Buyers and the Company have caused this Agreement to be duly executed as of the date first above written.


NOISE CANCELLATION TECHNOLOGIES, INC.

By:
   ------------------------------------------------------
Name:
     --------------------------------------------------
Its:
    ------------------------------------------------------


BUYERS

KINGDON ASSOCIATES, L.P.
         By:  Kingdon Capital Management Corp.,
              its general partner

                 By:
                      ------------------------
                      Mark Kingdon
                      President

KINGDON PARTNERS, L.P.
         By:  Kingdon Capital Management Corp.,
              its general partner

                 By:
                    -------------------------
                    Mark Kingdon
                    President

M. KINGDON OFFSHORE NV
         By:  Kingdon Capital Management Corp.,
              its investment advisor

                 By:
                    -------------------------
                    Mark Kingdon
                    President

                                   SCHEDULE 1

                            ALLOCATION OF SECURITIES

                                                                                       PRINCIPAL
                                                                      PURCHASE         AMOUNT OF        OPTION EXERCISE
                      BUYER                         COMMON SHARES       PRICE            NOTES               PRICE
                      -----                         -------------       -----            -----               -----
      Kingdon Associates, L.P.                         150,000        $ 52,500           $180,000            $517,500
      Residence: New York

      Kingdon Partners, L.P.                           250,000          87,500            300,000             862,500
      Residence: New York

      M. Kingdon Offshore NV                           600,000         210,000            720,000           2,070,000
      Residence: Grand Cayman,                         -------         -------            -------           ---------
      Cayman Islands BWI


                                                     1,000,000        $350,000         $1,200,000          $3,450,000

                                                             EXHIBIT A-1
                                                                 to
                                                         Securities Purchase
                                                              Agreement





THE SECURITIES REPRESENTED BY THIS CERTIFICATE AND THE SECURITIES ISSUABLE UPON CONVERSION HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR AN OPINION OF COUNSEL IN FORM, SUBSTANCE AND SCOPE REASONABLY ACCEPTABLE TO THE BORROWER THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR UNLESS SOLD PURSUANT TO RULE 144 UNDER SAID ACT. ANY SUCH SALE, ASSIGNMENT OR TRANSFER MUST ALSO COMPLY WITH APPLICABLE STATE SECURITIES LAWS.

                            SECURED CONVERTIBLE NOTE

_______________, 1996                                                $__________


                FOR VALUE RECEIVED, NOISE CANCELLATION TECHNOLOGIES, INC., a Delaware corporation (hereinafter called the "Borrower") hereby promises to pay to the order of ______________________________ or registered assigns (the "Holder") the sum of _______________, ($__________) on the earlier of (a)
October 31, 1996 and (b) the expiration of the option (the "Option") granted to the Holder pursuant to Section 1(b) of the Securities Purchase Agreement, dated as of April 8, 1996, by and between the Borrower and the Holder (the "Purchase Agreement") (the earlier of (a) and (b) is referred to herein as the "Scheduled Maturity Date"), and to pay interest on the unpaid principal balance hereof at the rate of ten percent (10%) per annum from the date hereof (the "Issue Date") until the same becomes due and payable, whether at maturity or upon acceleration or otherwise. Any amount of principal of or interest on this Note which is not paid when due shall bear interest at the rate of fifteen percent (15%) per annum from the due date thereof until the same is paid. Interest shall commence accruing on the Issue Date and, to the extent not converted in accordance with the provisions of Article II below, shall be payable in arrears on the date the principal amount in respect of which it has accrued is paid, whether at maturity or upon acceleration or by prepayment or otherwise. All payments of principal and interest (to the extent not converted in accordance with the terms hereof) shall be made in lawful money of the United States of America. All payments shall be made at such address as the Holder shall hereafter give to the Borrower by written notice made in accordance with the provisions of this Note. In the event the Amendment (as defined in the Purchase Agreement) is not effective prior to October 31, 1996, in addition to paying to the Holder on such date the sum of
(i) the then outstanding principal amount of this Note plus (ii) accrued and unpaid interest on the principal amount of this Note to the date of payment, the Borrower shall pay to the Holder, together with the aforementioned sum, an amount equal to the product of (x) the then outstanding principal amount of this Note, multiplied by (y) 10%.

                 The following terms shall apply to this Note:

                                   ARTICLE I

                                 NO PREPAYMENT

       1.1 Prepayment. This Note is not subject to prepayment. This Note is subject to mandatory conversion in accordance with Section 2.7 below.

                                   ARTICLE II

        CONVERSION AND PURCHASE RIGHTS; PAYMENT OF OPTION EXERCISE PRICE

       2.1 Conversion Right. The Holder shall have the right (the "Conversion Right") from and after the effective date of the Amendment and then at any time on or prior to the day this Note is paid in full (whether or not the Borrower has sent a Mandatory Conversion Notice to the Holder pursuant to
Section 2.7 hereof), to convert at any time all or from time to time any part of the outstanding and unpaid principal amount of this Note of at least $50,000, or such lesser amount as shall remain unpaid at the time of the conversion, into fully paid and non-assessable shares of common stock, par value $.01 per share, of the Borrower as such stock exists on the date of issuance of this Note, or any shares of capital stock of Borrower into which such stock shall hereafter be changed or reclassified (the "Common Stock") at the conversion price determined as provided herein (the "Conversion Price"). Upon the surrender of this Note, accompanied by a Notice of Conversion of Secured Convertible Note in the form attached hereto as Exhibit 1, properly completed and duly executed by the Holder (a "Conversion Notice"), the Borrower shall issue and, within two (2) business days after such surrender of this Note with the Conversion Notice, deliver to or upon the order of the Holder (i) that number of shares of Common Stock for the portion of the Note converted as shall be determined in accordance herewith and (ii) a new Note in the form hereof for the balance of the principal amount hereof, if any.

                The number of shares of Common Stock to be issued upon each conversion of this Note shall be determined by dividing (i) the sum of (A) that portion of the principal amount of the Note to be converted plus (B) the "Conversion Date Interest" (as defined below), by (ii) the Conversion Price in effect on the date the Conversion Notice is delivered to the Borrower by the Holder. Conversion Date Interest means the product of (i) the principal amount of the Note to be converted, multiplied by (ii) a fraction (A) the numerator of which is the number of days elapsed since the date of issuance of this Note and (B) the denominator of which is 365, multiplied by (iii) 0.10 (or, for the period of time after the occurrence of an Event of Default, 0.15).

       2.2      Conversion Price.

                (a) The Conversion Price shall be the lesser of (i) fifty percent (50%) of the average of the closing bid prices for the Common Stock on the NASDAQ National Market or on the principal securities exchange or other securities market on which the Common Stock is then being traded, for the five
(5) consecutive Trading Days (as defined herein) ending one (1) Trading Day prior to the date the Conversion Notice is sent by the Holder to the Borrower via facsimile (the "Conversion Date"), and (ii) the Fixed Conversion Price.
The Conversion Price shall be subject to equitable adjustments for stock splits, stock dividends, combinations, recapitalization, reclassifications and similar events. The Fixed Conversion Price shall initially be $0.35 and shall be subject to adjustment as provided in Section 2.2(b) hereof. "Trading Day" shall mean any day on which the Common Stock is traded for any period on the NASDAQ National Market, or on the principal securities exchange or other securities market on which the Common Stock is then being traded.

                (b) In the event that the Borrower shall, at any time or from time to time after the date of issuance of this Note and prior to the full repayment or conversion of this Note, issue or sell shares of Common Stock or any securities exercisable for, convertible into or exchangeable for Common Stock ("Convertible Securities") for a New Price (as defined in the Purchase Agreement) less than the Fixed Conversion Price then in effect, other than in an Excluded Issuance (as defined in the Purchase Agreement), then the Fixed Conversion Price shall on and after the date of issuance of such Common Stock or securities be reduced to an amount which equals the New Price. The Fixed Conversion Price shall also be subject to equitable adjustments for stock splits, stock dividends, combinations, reclassifications and similar events.

                (c) Borrower shall promptly notify each Holder of any adjustment (and event that requires adjustment) to the Conversion Price or the Fixed Conversion Price pursuant to this Section 2.2.

       2.3 Authorized Shares. The Borrower covenants that during the period the Conversion Right exists, the Borrower will reserve from its authorized and unissued Common Stock a sufficient number of shares to provide for the issuance of Common Stock upon the full conversion of this Note. The Borrower represents that upon issuance, such shares will be duly and validly issued, fully paid and non-assessable. The Borrower (i) acknowledges that it will irrevocably instruct its transfer agent as soon as practicable after the filing of the Amendment to issue certificates for the Common Stock issuable upon conversion of this Note and (ii) agrees that its issuance of this Note shall constitute full authority to its officers and agents, who are charged with the duty of executing stock certificates, to execute and issue the necessary certificates for shares of Common Stock upon the conversion of this Note.

       2.4 Method of Conversion. Except as otherwise provided in this Note or agreed to by the Holder, this Note may be converted by the Holder in whole at any time or in part (provided such partial conversion is at least $50,000) from time to time by (i) submitting to the Borrower a Conversion Notice (by facsimile dispatched on the Conversion Date and confirmed by U.S. mail or overnight mail service sent within two Trading Days thereafter) and (ii) surrendering this Note with the mailed confirmation of the Conversion Notice at the principal office of the Borrower. Upon partial exercise of the conversion rights provided hereby, a new Note containing the same date and provisions as this Note shall be issued by the Borrower to the Holder for the principal balance of this Note which shall not have been converted. By its acceptance of this Note, each Holder agrees to be bound by the terms of the Purchase Agreement. This Note has been issued by the Borrower pursuant to the exemption from registration provided by Regulation D under the Securities Act of 1933, as amended (the "Act").

       2.5 Restrictions on Shares. The shares of Common Stock issuable upon conversion of this Note may not be sold or transferred unless (i) they first shall have been registered under the Act and applicable state securities laws, (ii) the Borrower shall have been furnished with an opinion of legal counsel (in form, substance and scope reasonably acceptable to Borrower) to the effect that such sale or transfer is exempt from the registration requirements of the Act or (iii) they are sold pursuant to Rule 144 under the Act. Except as otherwise provided in the Purchase Agreement, each certificate for shares of Common Stock issuable upon conversion of this Note that have not been so registered and that have not been sold pursuant to an exemption that permits removal of the legend, shall bear a legend substantially in the following form, as appropriate:

                 THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR AN OPINION OF COUNSEL IN FORM, SUBSTANCE AND SCOPE REASONABLY ACCEPTABLE TO THE BORROWER THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR UNLESS SOLD PURSUANT TO RULE 144 UNDER SAID ACT. ANY SUCH SALE, ASSIGNMENT OR TRANSFER MUST ALSO COMPLY WITH APPLICABLE STATE SECURITIES LAWS.

Upon the request of a holder of a certificate representing any shares of Common Stock issuable upon conversion of this Note, the Borrower shall remove the foregoing legend from the certificate or issue to such holder a new certificate therefor free of any transfer legend, if (i) with such request, the Borrower shall have received either (A) an opinion of counsel, reasonably satisfactory to the Borrower in form, substance and scope, to the effect that any such legend may be removed from such certificate, or (B) satisfactory representations from the holder that such holder is eligible to sell immediately all of the Common Stock issuable upon conversion of the Note (to the extent such securities are deemed to have been acquired on the same date) pursuant to Rule 144 (or a successor rule) or (ii) a registration statement under the Act covering such securities is in effect. Nothing in this Note shall (i) limit the Borrower's obligation under the Registration Rights Agreement, dated as of April 8, 1996, by and among the Company and the other signatories thereto (the "Registration Rights Agreement") or (ii) affect in any way the Holder's obligations to comply with applicable securities laws upon the resale of the securities referred to herein.

       2.6      Effect of Merger, Consolidation, etc.  If at anytime when this
Note is issued and outstanding, there shall be any merger, consolidation, exchange of shares, recapitalization, reorganization, or other similar event, as a result of which shares of Common Stock of the Borrower shall be changed into the same or a different number of shares of another class or classes of stock or securities of the Borrower or another entity, or in case of any sale or conveyance of all or substantially all of the assets of the Borrower other than in connection with a plan of complete liquidation of the Borrower, then the Holder of this Note shall thereafter have the right to receive upon conversion of this Note, upon the bases and upon the terms and conditions specified herein and in lieu of the shares of Common Stock then issuable upon conversion of this Note (assuming the occurrence of the Amendments whether or not that has then occurred), such stock, securities or assets which the Holder would have been entitled to receive in such transaction had this Note been converted immediately prior to such transaction, and in any such case appropriate provisions shall be made with respect to the rights and interests of the Holder of this Note to the end that the provisions hereof (including, without limitation, provisions for adjustment of the Conversion Price and of the number of shares issuable upon conversion of this Note) shall thereafter be applicable, as nearly as may be practicable in relation to any securities or assets thereafter deliverable upon the exercise hereof. The Borrower shall not effect any transaction described in this Section 2.6 unless the resulting successor or acquiring entity (if not the Borrower) assumes by written instrument the obligations of this Section 2.6.

       2.7 Mandatory Conversion. So long as no Event of Default (as defined in Article III below) shall have occurred and be continuing, the Amendment has become effective and the Borrower has reserved a sufficient number of shares of its Common Stock to provide for the conversion in full of this Note, the Borrower shall have the right, exercisable on not less than thirty (30) days prior written notice to the Holder, to force the conversion of all or any part of the outstanding and unpaid principal amount of this Note (together with accrued and unpaid interest thereon) of not less than $250,000 principal amount in accordance with this Section 2.7. Any notice of mandatory conversion (a "Mandatory Conversion Notice") shall be sent by facsimile to the Holder at least thirty (30) days prior to the Scheduled Maturity Date at its registered address appearing on the records of the Borrower and shall state (i) that the Borrower is exercising its right to force the conversion of all or a portion of the principal amount of this Note, (ii) the principal amount to be so converted and (iii) the date of the Mandatory Conversion, which date shall be the Schedule Maturity Date. On the date fixed for Mandatory Conversion (the "Mandatory Conversion Date"), the Note shall automatically convert into that number of shares of Common Stock as determined in accordance with Section 2.1 hereof and, upon the tender of this Note to the Borrower, the Borrower shall issue such number of shares of Common Stock to the Holder. If less than all of the outstanding principal amount is so converted, the unconverted principal balance of this Note, together with accrued and unpaid interest thereon, shall be payable to the Holder in accordance with the first paragraph of this Note. Notwithstanding anything to the contrary contained in this Section 2.7, the Holder shall at all times maintain the right to convert all or any part of this Note in accordance with this Article II and any amounts so converted after receipt of a Mandatory Conversion Notice and prior to the Mandatory Conversion Date set forth in such notice shall be deducted from the principal amount which is otherwise subject to Mandatory Conversion pursuant to such notice.

                                  ARTICLE III

                               EVENTS OF DEFAULT

                If of any of the following events of default (each, an "Event of Default" ) shall occur:

       3.1 Failure to Pay Principal or Interest. The Borrower fails (i) to pay the principal hereof when due, whether at maturity upon acceleration or otherwise or (ii) to pay any installment of interest hereon when due and, in the case of this clause (ii) only, such failure continues for a period of five
(5) days after the due date thereof;

       3.2 Conversion. The Borrower fails to issue shares of Common Stock to the Holder upon exercise by the Holder of the conversion rights of the Holder in accordance with the terms of this Note, and any such failure shall continue uncured for five (5) business days after the Borrower shall have been notified thereof in writing by the Holder;

       3.3 Breach of Covenant. The Borrower breaches any material covenant or other material term or condition of this Note (other than as specifically provided in Sections 3.1 and 3.2 hereof), the Purchase Agreement, the Registration Rights Agreement or the Security Agreement executed by the Borrower in connection with the issuance of this Note (the "Security Agreement") and such breach continues for a period of ten (10) business days after written notice thereof to the Borrower from the Holder.

       3.4 Breach of Representations and Warranties. Any representation or warranty of the Borrower made herein or in any agreement, statement or certificate given in writing pursuant hereto or in connection herewith (including, without limitation, the Purchase Agreement, the Registration Rights Agreement and the Security Agreement), shall be false or misleading in any material respect when made and the breach of which would have a material adverse effect on the Borrower or the prospects of the Borrower or a material adverse effect on the Holder or the rights of the Holder with respect to this Note or the shares of Common Stock issuable upon conversion of this Note;

       3.5 Receiver or Trustee. The Borrower or any subsidiary of the Borrower shall make an assignment for the benefit of creditors, or apply for or consent to the appointment of a receiver or trustee for it or for a substantial part of its property or business; or such a receiver or trustee shall otherwise be appointed;

       3.6 Judgments. Any money judgment, writ or similar process shall be entered or filed against the Borrower or any subsidiary of the Borrower or any of its property or other assets for more than $250,000, and shall remain unvacated, unbonded or unstayed for a period of twenty (20) days unless otherwise consented to by the Holder, which consent will not be unreasonably withheld; or

       3.7 Bankruptcy. Bankruptcy, insolvency, reorganization or liquidation proceedings or other proceedings for relief under any bankruptcy law or any law for the relief of debtors shall be instituted by or against the Borrower or any subsidiary of the Borrower.

       3.8 Material Adverse Change. Any material adverse change in the financial condition or business of the Debtor, or any material adverse change in Debtor's business plans and/or operations, as determined by the Secured Party in its sole and reasonable discretion.

       3.9 Material Loss or Theft. Material loss of theft, substantial damage or destruction or unauthorized sale or encumbrance of any material portion of the Collateral (as defined in Article IV hereof) in excess of reasonably expected recoveries under insurance policies, or the making of any levy on, or seizure or attachment of or entry of a judgment against a material portion of the Collateral.

       3.10 Reports. A material omission or misstatement in any of the Debtor's previously or hereafter filed reports pursuant to the requirements of the Securities and Exchange Act of 1934, as amended, or the rules and regulations promulgated thereunder.

Then, upon the occurrence and during the continuation of any Event of Default specified in Sections 3.1, 3.2, 3.3, 3.4, 3.6, 3.8, 3.9 or 3.10 hereof, at the option of the Holder hereof, and upon the occurrence of any event of default specified in Sections 3.5 or 3.7 hereof, the Borrower shall pay to the Holder, in satisfaction of its obligation to pay the outstanding principal amount of this Note and accrued and unpaid interest thereon, an amount equal to the sum of (i) the product of (x) the then outstanding principal amount of this Note multiplied by (y) 110% plus (ii) accrued and unpaid interest on the unpaid principal amount of this Note to the date of payment (the "Default Amount") and such Default Amount, together with all other ancillary amounts payable hereunder shall immediately become due and payable, all without demand, presentment or notice, all of which hereby are expressly waived, together with all costs, including, without limitation, legal fees and expenses of collection, and the Holder shall be entitled to exercise all other rights and remedies available at law or in equity.

       If the Borrower fails to pay the Default Amount within five (5) business days of written notice that such amount is due and payable, then the Holder shall have the right at any time, so long as the Borrower remains in default, to require the Borrower, upon written notice, to immediately issue (in accordance with the terms of Article II hereof), in lieu of the Default Amount, the number of shares of Common Stock of the Borrower equal to the Default Amount divided by the Conversion Price then in effect.

                                   ARTICLE IV

                                   COLLATERAL

       This Note is secured by a security interest in Borrower's now owned or hereafter acquired inventory and receivables in respect thereof and all products and proceeds thereof, all as more particularly described in the Security Agreement and Exhibit A thereto (the "Collateral").

                                   ARTICLE V

                                 MISCELLANEOUS

       5.1 Failure or Indulgency Not Waiver. No failure or delay on the part of the Holder in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privilege. All rights and remedies existing hereunder are cumulative to, and not exclusive of, any rights or remedies otherwise available.

       5.2 Notices. Any notice herein required or permitted to be given shall be in writing and may be personally served or delivered by courier or sent by United States mail and shall be deemed to have been given upon receipt if personally served (which shall include telephone line facsimile transmission) or sent by courier or three (3) days after being deposited in the United States mail, certified, with postage pre-paid and properly addressed, if sent by mail. For the purposes hereof, the address of the Holder shall be as shown on the records of the Borrower; and the address of the Borrower shall be 1025 West Nursery Road, Linthicum, Maryland 21090; Facsimile Number: (410) 636-5989. Both the Holder and the Borrower may change the address for service by service of written notice to the other as herein provided.

       5.3 Amendment Provision. This Note and any provision hereof may only be amended by an instrument in writing signed by the Borrower and the Holder. The term "Note" and all references thereto, as used throughout this instrument, shall mean this instrument as originally executed, or if later amended or supplemented, then as so amended or supplemented.

       5.4 Assignability. This Note shall be binding upon the Borrower and its successors and assigns and shall inure to be the benefit of the Holder and its successors and assigns; provided, however, that so long as no Event of Default has occurred, this Note shall only be transferable in whole or in increments of $100,000 to "Accredited Investors" (as defined in Rule 501(a) under the Act).

       5.5 Cost of Collection. If default is made in the payment of this Note, the Borrower shall pay the Holder hereof costs of collection, including reasonable attorneys' fees.

       5.6      Governing Law. This Note shall be governed by the internal laws
of the State of Delaware, without regard to conflicts of laws principles.   The
parties hereto hereby submit to the exclusive jurisdiction of the United States Federal Courts located in New York County in the State of New York with respect to any dispute arising under this Note.

       5.7 Damages Shares. The shares of Common Stock that may be issuable to the Holder pursuant to Article III hereof and pursuant to Section 2(c) of the Registration Rights Agreement ("Damages Shares") shall be treated as Common Stock issuable upon conversion of this Note for all purposes hereof and shall be subject to all of the limitations and afforded all of the rights of the other shares of Common Stock issuable hereunder, including, without limitation, the right to be included in the Registration Statement filed pursuant to the Registration Rights Agreement. For purposes of calculating interest payable on the outstanding principal amount hereof, amounts convertible into Damages Shares ("Damages Amounts") shall not bear interest but must be converted prior to the conversion of any outstanding principal amount hereof, until the outstanding Damages Amount is zero.

       5.8 Denominations. At the request of the Holder, upon surrender of this Note, the Borrower shall promptly issue new Notes in the aggregate outstanding principal amount hereof, in the form hereof, in such denominations of at least $50,000 as the Holder shall request.

                IN WITNESS WHEREOF, Borrower has caused this Note to be signed in its name by its duly authorized officer this ___ day of April, 1996.


                                NOISE CANCELLATION TECHNOLOGIES, INC.


                                By:
                                   -------------------------------
                                     Name:
                                     Title:

                                                                       EXHIBIT 1
                              NOTICE OF CONVERSION
                          OF SECURED CONVERTIBLE NOTE



TO:  [______________________]


       (1) Pursuant to the terms of the attached Secured Convertible Note (the "Note"), the undersigned hereby elects to convert $__ ____________principal amount of the Note into shares of Common Stock of Noise Cancellation Technologies, Inc., a Delaware corporation (the "Borrower"). Capitalized terms used herein and not otherwise defined herein have the respective meanings provided in the Note.

       (2) Please issue a certificate or certificates for the number of shares of Common Stock into which such principal amount of the Note is convertible in the name(s) specified immediately below or, if additional space is necessary, on an attachment hereto:


       -------------------------------------------        -------------------------------------------
       Name                                               Name


       -------------------------------------------        -------------------------------------------
       Address                                            Address


       -------------------------------------------        -------------------------------------------
       SS or Tax ID Number                                SS or Tax ID Number

       (3) In the event of partial exercise, please reissue an appropriate Note(s) for the principal balance which shall not have been converted.

       (4) If the shares of Common Stock issuable upon conversion of the Note have not been registered under the Securities Act of 1933, as amended (the "Act"), the undersigned represents and warrants that (i) such shares of Common Stock are being acquired for the account of the undersigned for investment, and not with a present view to, or for resale in connection with, the distribution thereof, and that the undersigned has no present intention of distributing or reselling such securities, in each case, other than pursuant to a registration statement under the Act and (ii) the undersigned is an "Accredited Investor" as defined in Regulation D under the Act. The undersigned further agrees that (A) such securities shall not be sold or transferred unless either (i) they first shall have been registered under the Act and applicable state securities laws or (ii) the Borrower first shall have been furnished with either (x) an opinion of legal counsel (in form, substance and scope reasonably satisfactory to Borrower) to the effect that such sale or transfer is exempt from the registration requirements of the Act or (y) satisfactory representations from the undersigned that the undersigned may immediately sell all of such securities (to the extent such securities are deemed to have been acquired on the same date) pursuant to Rule 144 under the Act (or a successor thereto) and (B) the Borrower may place a legend on the certificate(s) for such securities to that effect and place a stop transfer restriction in its records relating to such securities. Nothing in this Notice of Conversion shall limit the Borrower's obligations under the Registration Rights Agreement and the Purchase Agreement.




Date
     ------------------------------------                  ---------------------------------------------------
                                                           Signature of Registered Holder (must be signed
                                                            exactly as name appears in the Note. The signature
                                                            must be guaranteed by a member firm of the New York
                                                            Stock Exchange or the National Association of
                                                            Securities Dealers or by a commercial bank or trust
                                                            having an office in the United States)

                                                                     EXHIBIT A-2
                                                                              to
                                                                      Securities
                                                                        Purchase
                                                                       Agreement


                         REGISTRATION RIGHTS AGREEMENT

         REGISTRATION RIGHTS AGREEMENT (this "AGREEMENT"), dated as of April 10, 1996 by and among NOISE CANCELLATION TECHNOLOGIES, INC., a Delaware corporation, with headquarters located at 1025 West Nursery Road, Linthicium, Maryland 21090 (the "COMPANY"), and each of the undersigned (collectively, together with their affiliates and any assignee or transferee of all of their rights hereunder, the "INITIAL INVESTORS").

         WHEREAS:

         A. In connection with the Securities Purchase Agreement by and among the parties of even date herewith (the "SECURITIES PURCHASE AGREEMENT"), the Company has agreed, upon the terms and subject to the conditions contained therein, to issue and sell to the Initial Investors (i) One Million (1,000,000) shares (the "COMMON SHARES") of the Company's Common Stock, $.01 par value ("COMMON STOCK"), (ii) Secured Convertible Notes (the "NOTES") that are convertible into shares (the "CONVERSION SHARES") of Common Stock upon the terms and subject to the conditions of such Notes and (iii) pursuant to the option described in Section 1(b) of the Securities Purchase Agreement (the "OPTION"), up to an additional Three Million Four Hundred Fifty Thousand Dollars ($3,450,000) of Common Stock (the "OPTION SHARES"); and

         B. To induce the Initial Investors to execute and deliver the Securities Purchase Agreement, the Company has agreed to provide certain registration rights under the Securities Act of 1933, as amended, and the rules and regulations thereunder, or any similar successor statute (collectively, the "1933 ACT"), and applicable state securities laws;

         NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and each of the Initial Investors hereby agree as follows:

         1.      DEFINITIONS.

                 a. As used in this Agreement, the following terms shall have the following meanings:

                          (i)     "INVESTORS" means the Initial Investors and
any transferee or assignee who agrees to become bound by the provisions of this Agreement in accordance with Section 9 hereof.

                          (ii)    "REGISTER," "REGISTERED," and "REGISTRATION"
refer to a registration effected by preparing and filing a Registration Statement or Statements in compliance with the 1933 securities on a continuous basis ("RULE 415"), and the declaration or ordering of effectiveness of such Registration Statement by the United States Securities and Exchange Commission (the "SEC").

                          (iii)   "REGISTRABLE SECURITIES" means the shares of
Common Stock issued or issuable pursuant to the Securities Purchase Agreement (including, without limitation, the Common Shares and the shares issuable pursuant to Section 4(l) thereof), the Conversion Shares (including, without limitation, the Damages Shares, as defined in Section 4.7 of the Notes), the Option Shares, and any shares of Common Stock issued with respect to the foregoing.

                          (iv)    "REGISTRATION STATEMENT" means a
registration statement of the Company under the 1933 Act.

                 b. Capitalized terms used herein and not otherwise defined herein shall have the respective meanings set forth in the Securities Purchase Agreement.

         2.      REGISTRATION.

                 a. Mandatory Registration. The Company shall prepare, and, on or prior to the date which is fifteen (15) days after the earlier of
(i) the date upon which the Option expires (the "OPTION TERMINATION DATE") and
(ii) September 14, 1996 (the earlier of (i) and (ii) is hereinafter referred to as the "TRIGGER DATE"), file with the SEC a Registration Statement on Form S-3 (or, if Form S-3 is not then available, on such form of Registration Statement as is then available to effect a registration of the Registrable Securities, subject to the consent of the Initial Investors, which consent will not be unreasonably withheld) covering the resale of the Registrable Securities, which Registration Statement, to the extent allowable under the 1933 Act and the Rules promulgated thereunder (including Rule 416), shall state that such Registration Statement also covers such indeterminate number of additional shares of Common Stock as may become issuable upon conversion of the Note, upon exercise of the Option, pursuant to Section 4(l) of the Securities Purchase Agreement or otherwise (i) to prevent dilution resulting from stock splits, stock dividends or similar transactions or (ii) by reason of changes in the Conversion Price of the Notes or the Option Exercise Price of the Option in accordance with the terms thereof or (iii) by reason of the issuance of Damages Shares. The Registration Statement (and each amendment or supplement thereto, and each request for acceleration of effectiveness thereof) shall be provided to (and subject to the prior review of) the Initial Investors and their counsel prior to its filing or other submission. If the Amendment (as defined in the Securities Purchase Agreement) is not effective by the date upon which the Registration Statement referred to above is filed with the SEC, and the SEC will not allow the Registrable Securities underlying the Notes or the Options to be included in the Registration

Statement initially filed pursuant to this Section 2(a) until the effective date of the Amendment, the Company shall amend such Registration Statement to include such Registrable Securities (if such Registration Statement is not yet effective by the time of the effective date of the Amendment) or shall file a new Registration Statement (on the short form available therefore, if applicable) registering such Registrable Securities, in each case, as soon as practicable, but in any event within fifteen (15) days after the effective date of the Amendment. The provisions of Section 2(c) shall be applicable with respect to each Registration Statement filed pursuant to this Section 2(a).

                 b. Underwritten Offering. If any offering pursuant to a Registration Statement pursuant to Section 2(a) hereof involves an underwritten offering, the Investors who hold a majority in interest of the Registrable Securities subject to such underwritten offering, with the consent of the Initial Investors, shall have the right to select one legal counsel and an investment banker or bankers and manager or managers to administer the offering, which investment banker or bankers or manager or managers shall be reasonably satisfactory to the Company.

                 c. Payments by the Company. The Company shall use its best efforts to obtain effectiveness of each Registration Statement filed hereunder as soon as practicable. If (i) the initial Registration Statement filed by the Company pursuant to Section 2(a) hereof is not declared effective by the SEC within ninety (90) days after the Trigger Date (other than by reason of any act or failure to act by the Investors) or (ii) if a Registration Statement (or an amendment or supplement to the Registration Statement referred to in clause (i) of this sentence) covering any additional Registrable Securities required to be registered under the 1933 Act pursuant to the penultimate sentence of Section 2(a) hereof is not declared effective by the SEC within ninety (90) days after the effective date of the Amendment (other than by reason of any act or failure to act by the Investors), or (iii) if, after the Registration Statement has been declared effective by the SEC, sales cannot be made pursuant to the Registration Statement (by reason of stop order, or the Company's failure to update the Registration Statement) other than because of an Allowed Delay (as defined in Section 3(f) hereof), or (iv) the Common Stock is not listed or included for quotation on the NASDAQ National Market (the "NASDAQ-NMS"), the New York Stock Exchange (the "NYSE") or the American Stock Exchange (the "AMEX"), then the Company will make payments to the Investors in such amounts and at such times as shall be determined pursuant to this Section 2(c) as partial relief for the damages to the Investors by reason of any such delay in or reduction of their ability to sell the Registrable Securities (which remedy shall not be exclusive of any other remedies available at law or in equity). The Company shall pay to each holder of Registerable Securities an amount equal to the aggregate "Value" (as defined below) of the Registrable Securities held by such Investors (including, without limitation, Note Shares and Option Shares then issued or, if the Amendment is effective, then issuable upon conversion of the Notes and exercise of the Option) (the "AGGREGATE SHARE VALUE") multiplied by three hundredths (.03) times the sum of: (i) the number of months (prorated for partial months) after the end of such 90-day period and prior to the date the Registration Statement is declared effective by the SEC, provided, however, that there shall be excluded from such period any delays which are solely attributable to changes required by the Investors in the Registration Statement with respect to information relating to the Investors, including, without limitation, changes to the plan of distribution, or to the failure of the Investors to conduct their review of the registration statement pursuant to Section 2(a) above in a reasonably prompt manner; (ii) the number of months (prorated for partial months) that sales cannot be made pursuant to the Registration Statement after the Registration Statement has been declared effective; and
(iii) the number of months (prorated for partial months) that the Common Stock is not listed or included for quotation on the NASDAQ-NMS, NYSE or AMEX after the Registration Statement has been declared effective. (For example, if the Registration Statement becomes effective one (1) month after the end of such 90-day period, the Company would pay $30,000 for each $1,000,000 of Aggregate Share Value until any subsequent adjustment; if thereafter, sales could not be made pursuant to the Registration Statement for an additional period of one (1) month, the Company would pay an additional $30,000 for each $1,000,000 of Aggregate Share Value.) Such amounts shall be paid in cash or, at each Investor's option, may be convertible into Common Stock at the "CONVERSION PRICE" (as defined in the Notes). Any shares of Common Stock issued upon conversion of such amounts shall be Registrable Securities. If the Investors desire to convert the amounts due hereunder into Registrable Securities it shall so notify the Company in writing within two (2) business days of the date on which such amounts are first payable in cash and such amounts shall be so convertible (pursuant to the mechanics set forth under Article II of the Notes), beginning on the last day upon which the cash amount would otherwise be due in accordance with the following sentence. Payments of cash pursuant hereto shall be made within five (5) days after the end of each period that gives rise to such obligation, provided that, if any such period extends for more than thirty (30) days, interim payments shall be made for each such thirty
(30) day period. The term "Value" means the greater of (i) the purchase price paid or then payable to the Company by the Initial Investors for the Registrable Securities and (ii) the market price of the Registrable Securities based on the average of the closing prices of the Common Stock of the Company on the NASDAQ-NMS, or the principal quotation system or stock exchange on which the Common Stock is then listed for trading, for the five (5) consecutive trading days prior to the beginning of the delay in respect of which payments hereunder are due.

                 d. Piggy-Back Registrations. If at any time prior to the expiration of the Registration Period (as hereinafter defined) the Company shall file with the SEC a Registration Statement relating to an offering for its own account or the account of others under the 1933 Act of any of its equity securities (other than on Form S-4 or Form S-8 or their then equivalents relating to equity securities to be issued solely in connection with any acquisition of any entity or business or equity securities issuable in connection with stock option or other employee benefit plans) the Company shall send to each Investor who is entitled to registration rights under this Section 2(d) written notice of such determination and, if within fifteen (15) days after the effective date of such notice, such Investor shall so request in writing, the Company shall include in such Registration Statement all or any part of the Registrable Securities such Investor requests to be registered, except that if, in connection with any underwritten public offering for the account of the Company the managing underwriter(s) thereof shall impose a limitation on the number of shares of Common Stock which may be included in the Registration Statement because, in such underwriter(s)' judgment, marketing or other factors dictate such limitation is necessary to facilitate public distribution, then the Company shall be obligated to include in such Registration Statement only such limited portion of the Registrable Securities with respect to which such Investor has requested inclusion hereunder.

Any exclusion of Registrable Securities shall be made pro rata among the Investors seeking to include Registrable Securities, in proportion to the number of Registrable Securities sought to be included by such Investors; provided, however, that the Company shall not exclude any Registrable Securities unless the Company has first excluded all outstanding securities, the holders of which are not entitled to inclusion of such securities in such Registration Statement or are not entitled to pro rata inclusion with the Registrable Securities; and provided, further, however, that, after giving effect to the immediately preceding proviso, any exclusion of Registrable Securities shall be made pro rata with holders of other securities having the right to include such securities in the Registration Statement other than holders of securities entitled to inclusion of their securities in such Registration Statement by reason of demand registration rights. No right to registration of Registrable Securities under this Section 2(d) shall be construed to limit any registration required under Section 2(a) hereof. If an offering in connection with which an Investor is entitled to registration under this Section 2(d) is an underwritten offering, then each Investor whose Registrable Securities are included in such Registration Statement shall, unless otherwise agreed by the Company, offer and sell such Registrable Securities in an underwritten offering using the same underwriter or underwriters and, subject to the provisions of this Agreement, on the same terms and conditions as other shares of Common Stock included in such underwritten offering.

                 e. Eligibility for Form S-3. The Company represents and warrants that it meets the requirements for the use of Form S-3 for registration of the sale by the Buyer and any other Investors of the Registrable Securities and the Company shall file all reports required to be filed by the Company with the SEC in a timely manner so as to maintain such eligibility for the use of Form S-3.

         3.      OBLIGATIONS OF THE COMPANY.

         In connection with the registration of the Registrable Securities, the Company shall have the following obligations:

                 a. The Company shall prepare promptly, and file with the SEC not later than fifteen (15) days after the Trigger Date and the effective date of the Amendment, as applicable, a Registration Statement with respect to the number of Registrable Securities provided in Section 2(a), and thereafter use its best efforts to cause each Registration Statement relating to Registrable Securities to become effective as soon as possible after such filing, and keep the Registration Statement effective pursuant to Rule 415 at all times until such date as is the earlier of (i) the date on which all of the Registrable Securities have been sold and (ii) the date on which the Registrable Securities (in the opinion of counsel to the Initial Investors) may be immediately sold without registration (the "REGISTRATION PERIOD"), which Registration Statement (including any amendments or supplements thereto and prospectuses contained therein) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading.

                 b. The Company shall prepare and file with the SEC such amendments (including post-effective amendments) and supplements to the Registration Statement and the prospectus used in connection with the Registration Statement as may be necessary to keep the Registration Statement effective at all times during the Registration Period, and, during such period, comply with the provisions of the 1933 Act with respect to the disposition of all Registrable Securities of the Company covered by the Registration Statement until such time as all of such Registrable Securities have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof as set forth in the Registration Statement. In the event the number of shares available under a Registration Statement filed pursuant to this Agreement is insufficient to cover all of the Registrable Securities issued or issuable upon conversion of the Notes, exercise of the Options, as Damage Shares, pursuant to Section 2(c) hereof and pursuant to Section 4(l) of the Securities Purchase Agreement, the Company shall amend the Registration Statement, or file an additional Registration Statement (on the short form available therefor, if applicable), or both, so as to cover all of the Registrable Securities, in each case, as soon as practicable, but in any event within fifteen (15) days after the necessity therefor arises (based on the market price of the Common Stock and other relevant factors on which the Company reasonably elects to rely). The provisions of Section 2(c) above shall be applicable with respect to such obligation, with the ninety (90) days running from the date on which the Company reasonably first determines (or should have determined) the need therefor.

                 c. The Company shall furnish to each Investor whose Registrable Securities are included in the Registration Statement and its legal counsel (i) promptly after the same is prepared and publicly distributed, filed with the SEC, or received by the Company, one copy of the Registration Statement and any amendment thereto each preliminary prospectus and prospectus and each amendment or supplement thereto (including any information filed with the SEC which is incorporated by referenced into the Registration Statement), and, in the case of the Registration Statement referred to in Section 2(a), each letter written by or on behalf of the Company to the SEC or the staff of the SEC, and each item of correspondence from the SEC or the staff of the SEC, in each case relating to such Registration Statement (other than any portion of any thereof which contains information for which the Company has sought confidential treatment), and (ii) such number of copies of a prospectus, including a preliminary prospectus, and all amendments and supplements thereto and such other documents as such Investor may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such Investor.

                 d. The Company shall use reasonable efforts to (i) register and qualify the Registrable Securities covered by the Registration Statement under such other securities or "blue sky" laws of such jurisdictions in the United States as the Investors who hold a majority in interest of the Registrable Securities being offered reasonably request, (ii) prepare and file in those jurisdictions such amendments (including post-effective amendments) and supplements to such registrations and qualifications as may be necessary to maintain the effectiveness thereof during the Registration Period, (iii) take such other actions as may be necessary to maintain such registrations and qualifications in effect at all times during the Registration Period, and (iv) take all other actions reasonably necessary or advisable to qualify the Registrable Securities for sale in such jurisdictions;

provided, however, that the Company shall not be required in connection therewith or as a condition thereto to (a) qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this
Section 3(d), (b) subject itself to general taxation in any such jurisdiction,
(c) file a general consent to service of process in any such jurisdiction, or
(d) make any change in its charter or bylaws, which in each case the Board of Directors of the Company determines to be contrary to the best interests of the Company and its stockholders.

                 e. In the event Investors who hold a majority in interest of the Registrable Securities being offered in the offering (with the approval of the Initial Investors) select underwriters for the offering, the Company shall enter into and perform its obligations under an underwriting agreement, in usual and customary form, including, without limitation, customary indemnification and contribution obligations, with the underwriters of such offering.

                 f. As promptly as practicable after becoming aware of such event, the Company shall notify each Investor of the happening of any event, of which the Company has knowledge, as a result of which the prospectus included in the Registration Statement, as then in effect, includes an untrue statement of a material fact or omission to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and use its best efforts promptly to prepare a supplement or amendment to the Registration Statement to correct such untrue statement or omission, and deliver such number of copies of such supplement or amendment to each Investor as such Investor may reasonably request; provided, that for up to an aggregate of thirty (30) consecutive or nonconsecutive days in any twelve month period, the Company may delay the disclosure of material non-public information concerning the Company the disclosure of which at the time is not, in the good faith opinion of the Board of Directors of the Company, in the best interest of the Company and, in the opinion of counsel to the Company, otherwise required (an "ALLOWED DELAY"); provided, further, that the Company shall promptly (i) notify the Investors in writing of the existence of material non-public information giving rise to an Allowed Delay and (ii) advise the Investors in writing to cease all sales under the Registration Statement until the end of the Allowed Delay. Upon expiration of the Allowed Delay, the Company shall again be bound by the first sentence of this Section 3(f) with respect to the information giving rise thereto. .

                 g. The Company shall use its best efforts to prevent the issuance of any stop order or other suspension of effectiveness of a Registration Statement, and, if such an order is issued, to obtain the withdrawal of such order at the earliest possible moment and to notify each Investor who holds Registrable Securities being sold (or, in the event of an underwritten offering, the managing underwriters) of the issuance of such order and the resolution thereof.

                 h. The Company shall permit a single firm of counsel designated by the Initial Investors to review the Registration Statement and all amendments and supplements thereto a reasonable period of time prior to their filing with the SEC.

                 i. The Company shall make generally available to its security holders as soon as practical, but not later than ninety (90) days after the close of the period covered thereby, an earnings statement (in form complying with the provisions of Rule 158 under the 1933 Act) covering a twelve-month period beginning not later than the first day of the Company's fiscal quarter next following the effective date of the Registration Statement.

                 j. At the request of any Investor, the Company shall furnish, on the date that Registrable Securities are delivered to an underwriter, if any, for sale in connection with the Registration Statement or, if such securities are not being sold by an underwriter, on the date of effectiveness thereof (i) an opinion, dated as of such date, from counsel representing the Company for purposes of such Registration Statement, in form, scope and substance as is customarily given in an underwritten public offering, addressed to the underwriters, if any, and the Investors and (ii) a letter, dated such date, from the Company's independent certified public accountants in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to the underwriters, in any, and the Investors.

                 k.       The Company shall make available for inspection by
(i) any Investor, (ii) any underwriter participating in any disposition pursuant to the Registration Statement, (iii) one firm of attorneys and one firm of accountants or other agents retained by the Initial Investors, (iv) one firm of attorneys and one firm of accountants or other agents retained by all other Investors, and (v) one firm of attorneys retained by all such underwriters (collectively, the "INSPECTORS") all pertinent financial and other records, and pertinent corporate documents and properties of the Company (collectively, the "RECORDS"), as shall be reasonably deemed necessary by each Inspector to enable each Inspector to exercise its due diligence responsibility, and cause the Company's officers, directors and employees to supply all information which any Inspector may reasonably request for purposes of such due diligence; provided, however, that each Inspector shall hold in confidence and shall not make any disclosure (except to an Investor) of any Record or other information which the Company determines in good faith to be confidential, and of which determination the Inspectors are so notified, unless
(a) the disclosure of such Records is necessary to avoid or correct a misstatement or omission in any Registration Statement, (b) the release of such Records is ordered pursuant to a subpoena or other order from a court or government body of competent jurisdiction, or (c) the information in such Records has been made generally available to the public other than by disclosure in violation of this or any other agreement. The Company shall not be required to disclose any confidential information in such Records to any Inspector until and unless such Inspector shall have entered into confidentiality agreements (in form and substance satisfactory to the Company) with the Company with respect thereto, substantially in the form of this
Section 3(k). Each Investor agrees that it shall, upon learning that disclosure of such Records is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt notice to the Company and allow the Company, at its expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, the Records deemed confidential. Nothing herein shall be deemed to limit the Investors' ability to sell Registrable Securities in a manner which is otherwise consistent with applicable laws and regulations.

                 l. The Company shall hold in confidence and not make any disclosure of information concerning an Investor provided to the Company unless
(i) disclosure of such information is necessary to comply with federal or state securities laws, (ii) the disclosure of such information is necessary to avoid or correct a misstatement or omission in any Registration Statement, (iii) the release of such information is ordered pursuant to a subpoena or other order from a court or governmental body of competent jurisdiction, or (iv) such information has been made generally available to the public other than by disclosure in violation of this or any other agreement. The Company agrees that it shall, upon learning that disclosure of such information concerning an Investor is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt notice to such Investor prior to making such disclosure, and allow the Investor, at its expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, such information.

                 m. The Company shall use its best efforts either to (i) cause all the Registrable Securities covered by the Registration Statement to be listed on a national securities exchange and on each additional national securities exchange on which securities of the same class or series issued by the Company are then listed, if any, if the listing of such Registrable Securities is then permitted under the rules of such exchange, or (ii) secure designation and quotation of all the Registrable Securities covered by the Registration Statement on the NASDAQ-NMS and, without limiting the generality of the foregoing, to arrange for at least two market makers to register with the National Association of Securities Dealers, Inc. ("NASD") as such with respect to such Registrable Securities.

                 n. The Company shall provide a transfer agent and registrar, which may be a single entity, for the Registrable Securities not later than the effective date of the Registration Statement.

                 o. The Company shall cooperate with the Investors who hold Registrable Securities being offered and the managing underwriter or underwriters, if any, to facilitate the timely preparation and delivery of certificates (not bearing any restrictive legends) representing Registrable Securities to be offered pursuant to the Registration Statement and enable such certificates to be in such denominations or amounts, as the case may be, as the managing underwriter or underwriters, if any, or the Investors may reasonably request and registered in such names as the managing underwriter or underwriters, if any, or the Investors may request, and, within three (3) business days after a Registration Statement which includes Registrable Securities is ordered effective by the SEC, the Company shall deliver, and shall cause legal counsel selected by the Company to deliver, to the transfer agent for the Registrable Securities (with copies to the Investors whose Registrable Securities are included in such Registration Statement) an instruction in the form attached hereto as EXHIBIT 1 and an opinion of such counsel in the form attached hereto as EXHIBIT 2.

                 p. The Company shall take all other reasonable actions necessary to expedite and facilitate disposition by the Investors of Registrable Securities pursuant to the Registration Statement.

         4.      OBLIGATIONS OF THE INVESTORS.

         In connection with the registration of the Registrable Securities, the Investors shall have the following obligations:

                 a. It shall be a condition precedent to the obligations of the Company to complete the registration pursuant to this Agreement with respect to the Registrable Securities of a particular Investor that such Investor shall furnish to the Company such information regarding itself, the Registrable Securities held by it and the intended method of disposition of the Registrable Securities held by it as shall be reasonably required to effect the registration of such Registrable Securities and shall execute such documents in connection with such registration as the Company may reasonably request. At least three (3) business days prior to the first anticipated filing date of the Registration Statement, the Company shall notify each Investor of the information the Company requires from each such Investor if such Investor elects to have any of such Investor's Registrable Securities included in the Registration Statement.

                 b. Each Investor, by such Investor's acceptance of the Registrable Securities, agrees to cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of the Registration Statement hereunder, unless such Investor has notified the Company in writing of such Investor's election to exclude all of such Investor's Registrable Securities from the Registration Statement.

                 c. In the event Investors holding a majority in interest of the Registrable Securities being registered (with the approval of the Initial Investors) determine to engage the services of an underwriter, each Investor agrees to enter into and perform such Investor's obligations under an underwriting agreement, in usual and customary form, including, without limitation, customary indemnification and contribution obligations, with the managing underwriter of such offering and take such other actions as are reasonably required in order to expedite or facilitate the disposition of the Registrable Securities, unless such Investor has notified the Company in writing of such Investor's election to exclude all of such Investor's Registrable Securities from the Registration Statement.

                 d. Each Investor agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 3(f) or 3(g), such Investor will immediately discontinue disposition of Registrable Securities pursuant to the Registration Statement covering such Registrable Securities until such Investor's receipt of the copies of the supplemented or amended prospectus contemplated by Section 3(f) or 3(g) and, if so directed by the Company, such Investor shall deliver to the Company (at the expense of the Company) or destroy (and deliver to the Company a certificate of destruction) all copies in such Investor's possession, of the prospectus covering such Registrable Securities current at the time of receipt of such notice.

                 e. No Investor may participate in any underwritten registration hereunder unless such Investor (i) agrees to sell such Investor's Registrable Securities on the basis provided in any underwriting arrangements in usual and customary form entered into by the Company, (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements, and (iii) agrees to pay its pro rata share of all underwriting discounts and commissions and any expenses in excess of those payable by the Company pursuant to Section 5 below.

      5.      EXPENSES OF REGISTRATION.

         All reasonable expenses, other than underwriting discounts and commissions, incurred in connection with registrations, filings or qualifications pursuant to Sections 2 and 3, including, without limitation, all registration, listing and qualifications fees, printers and accounting fees, the fees and disbursements of counsel for the Company, and the reasonable fees and disbursements of one counsel selected by the Initial Investors pursuant to
Section 2(b) hereof (up to $15,000, inclusive of fees payable pursuant to Section 4(f) of the Securities Purchase Agreement) shall be borne by the Company.

      6. INDEMNIFICATION.

         In the event any Registrable Securities are included in a Registration Statement under this Agreement:

                 a. To the extent permitted by law, the Company will indemnify, hold harmless and defend (i) each Investor who holds such Registrable Securities, (ii) the directors, officers, partners, employees, agents and each person who controls any Investors within the meaning of the 1933 Act or the Securities Exchange Act of 1934, as amended (the "1934 ACT"), if any, and (iii) any underwriter (as defined in the 1933 Act) for the Investors; and the directors, officers, partners, employees and each person who controls any such underwriter within the meaning of the 1933 Act or the 1934 Act, if any, (each, an "INDEMNIFIED PERSON"), against any joint or several losses, claims, damages, liabilities or expenses (collectively, together with actions, proceedings or inquiries by any regulatory or self-regulatory organization, whether commenced or threatened, in respect thereof, "CLAIMS") to which any of them may become subject insofar as such Claims arise out of or are based upon: (i) any untrue statement or alleged untrue statement of a material fact in a Registration Statement or the omission or alleged omission to state therein a material fact required to be stated or necessary to make the statements therein not misleading, (ii) any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus if used prior to the effective date of such Registration Statement, or contained in the final prospectus (as amended or supplemented, if the Company files any amendment thereof or supplement thereto with the SEC) or the omission or alleged omission to state therein any material fact necessary to make the statements made therein, in light of the circumstances under which the statements therein were made, not misleading, or (iii) any violation or alleged violation by the Company of the 1933 Act, the 1934 Act, any other law, including, without limitation, any state securities law, or any rule or regulation thereunder relating to the offer or sale of the Registrable Securities (the matters in the foregoing clauses (i) through (iii) being, collectively, "VIOLATIONS"). Subject to the restrictions set forth in

Section 6(c) with respect to the number of legal counsel, the Company shall reimburse the Investors and each such underwriter or controlling person, promptly as such expenses are incurred and are due and payable, for any reasonable legal fees or other reasonable expenses incurred by them in connection with investigating or defending any such Claim. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 6(a): (i) shall not apply to a Claim arising out of or based upon a Violation which occurs in reliance upon and in conformity with information furnished in writing to the Company by any Indemnified Person or underwriter for such Indemnified Person expressly for use in connection with the preparation of the Registration Statement or any such amendment thereof or supplement thereto, if such prospectus was timely made available by the Company pursuant to Section 3(c) hereof; (ii) shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of the Company, which consent shall not be unreasonably withheld; and (iii) with respect to any preliminary prospectus, shall not inure to the benefit of any Indemnified Person if the untrue statement or omission of material fact contained in the preliminary prospectus was corrected on a timely basis in the prospectus, as then amended or supplemented, such corrected prospectus was timely made available by the Company pursuant to Section 3(c) hereof, and the Indemnified Person was promptly advised in writing not to use the incorrect prospectus prior to the use giving rise to a Violation and such Indemnified Person, notwithstanding such advise, used it. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Indemnified Person and shall survive the transfer of the Registrable Securities by the Investors pursuant to Section 9.

                 b. In connection with any Registration Statement in which an Investor is participating, each such Investor agrees severally and not jointly to indemnify, hold harmless and defend, to the same extent and in the same manner set forth in Section 6(a), the Company, each of its directors, each of its officers who signs the Registration Statement, each person, if any, who controls the Company within the meaning of the 1933 Act or the 1934 Act, any underwriter and any other stockholder selling securities pursuant to the Registration Statement or any of its directors or officers or any person who controls such stockholder or underwriter within the meaning of the 1933 Act or the 1934 Act (collectively and together with an Indemnified Person, an "INDEMNIFIED PARTY"), against any Claim to which any of them may become subject, under the 1933 Act, the 1934 Act or otherwise, insofar as such Claim arises out of or is based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished to the Company by such Investor expressly for use in connection with such Registration Statement; and subject to Section 6(c) such Investor will reimburse any legal or other expenses (promptly as such expenses are incurred and are due and payable) reasonably incurred by them in connection with investigating or defending any such Claim; provided, however, that the indemnity agreement contained in this Section 6(b) shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of such Investor, which consent shall not be unreasonably withheld; provided, further, however, that the Investor shall be liable under this Section 6(b) for only that amount as does not exceed the net proceeds to such Investor as a result of the sale of Registrable Securities pursuant to such Registration Statement. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Indemnified Party and shall survive the transfer of the Registrable Securities by the Investors pursuant to Section
9. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 6(b) with respect to any Registration Statement shall not inure to the benefit of any Indemnified Party if the untrue statement or omission of material fact contained in the Registration Statement was corrected in a writing provided to the Company by the Investor prior to the occurrence of the Violation upon which the Claim is based.

                 c. Promptly after receipt by an Indemnified Person or Indemnified Party under this Section 6 of notice of the commencement of any action (including any governmental action), such Indemnified Person or Indemnified Party shall, if a Claim in respect thereof is to made against any indemnifying party under this Section 6, deliver to the indemnifying party a written notice of the commencement thereof, and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume control of the defense thereof with counsel mutually satisfactory to the indemnifying party and the Indemnified Person or the Indemnified Party, as the case may be; provided, however, that an Indemnified Person or Indemnified Party shall have the right to retain its own counsel with the fees and expenses to be paid by the indemnifying party, if, in the reasonable opinion of counsel retained by the indemnifying party, the representation by such counsel of the Indemnified Person or Indemnified Party and the indemnifying party would be inappropriate due to actual or potential differing interests between such Indemnified Person or Indemnified Party and any other party represented by such counsel in such proceeding. The indemnifying party shall pay for only one separate legal counsel for the Indemnified Persons or the Indemnified Parties, as applicable, and such legal counsel shall be selected by Investors holding a majority-in-interest of the Registrable Securities included in the Registration Statement to which the Claim relates (with the approval of the Initial Investors if it holds Registrable Securities included in such Registration Statement), if the Investors are entitled to indemnification hereunder, or the Company, if the Company is entitled to indemnification hereunder, as applicable. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall not relieve such indemnifying party of any liability to the Indemnified Person or Indemnified Party under this Section 6, except to the extent that the indemnifying party is actually prejudiced in its ability to defend such action. The indemnification required by this Section 6 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as such expense, loss, damage or liability is incurred and is due and payable.

         7.      CONTRIBUTION.

         To the extent any indemnification by an indemnifying party is prohibited or limited by law, the indemnifying party agrees to make the maximum contribution with respect to any amounts for which it would otherwise be liable under Section 6 to the fullest extent permitted by law; provided, however, that
(i) no contribution shall be made under circumstances where the maker would not have been liable for indemnification under the fault standards set forth in
Section 6, (ii) no seller of Registrable Securities guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any seller of Registrable Securities who was not guilty of such fraudulent misrepresentation, and (iii) contribution by any seller of Registrable Securities shall be limited in amount to the net amount of proceeds received by such seller from the sale of such Registrable Securities.

         8.      REPORTS UNDER THE 1934 ACT.

         With a view to making available to the Investors the benefits of Rule 144 promulgated under the 1933 Act or any other similar rule or regulation of the SEC that may at any time permit the investors to sell securities of the Company to the public without registration ("RULE 144"), the Company agrees to:

                 a. make and keep public information available, as those terms are understood and defined in Rule 144;

                 b. file with the SEC in a timely manner all reports and other documents required of the Company under the 1933 Act and the 1934 Act so long as the Company remains subject to such requirements (it being understood that nothing herein shall limit the Company's obligations under Section 4(c) of the Securities Purchase Agreement) and the filing of such reports and other documents is required for the applicable provisions of Rule 144; and

                 c. furnish to each Investor so long as such Investor owns Registrable Securities, promptly upon request, (i) a written statement by the Company that it has complied with the reporting requirements of Rule 144, the 1933 Act and the 1934 Act, (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (iii) such other information as may be reasonably requested to permit the Investors to sell such securities pursuant to Rule 144 without registration.

         9.      ASSIGNMENT OF REGISTRATION RIGHTS.

         The rights to have the Company register Registrable Securities pursuant to this Agreement shall be automatically assignable by the Investors to any transferee of all or any portion of Registrable Securities if: (i) the Investors agree in writing with the transferee or assignee to assign such rights, and a copy of such agreement is furnished to the Company within a reasonable time after such assignment, (ii) the Company is, within a reasonable time after such transfer or assignment, furnished with written notice of (a) the name and address of such transferee or assignee, and (b) the securities with respect to which such registration rights are being transferred or assigned, (iii) following such transfer or assignment the further disposition of such securities by the transferee or assignee is restricted under the 1933 Act and applicable state securities laws, (iv) at or before the time the Company receives the written notice contemplated by clause (ii) of this sentence the transferee or assignee agrees in writing with the Company to be bound by all of the provisions contained herein, (v) such transfer shall have been made in accordance with the applicable requirements of the Securities Purchase Agreement, and (vi) such transferee shall be an "ACCREDITED INVESTOR" as that term defined in Rule 501 of Regulation D promulgated under the 1933 Act.

         10.     AMENDMENT OF REGISTRATION RIGHTS.

         Provisions of this Agreement may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with written consent of the Company, the Initial Investors and Investors who hold a majority interest of the Registrable Securities. Any amendment or waiver effected in accordance with this Section 10 shall be binding upon each Investor and the Company.

         11.     MISCELLANEOUS.

                 a. A person or entity is deemed to be a holder of Registrable Securities whenever such person or entity owns of record such Registrable Securities. If the Company receives conflicting instructions, notices or elections from two or more persons or entities with respect to the same Registrable Securities, the Company shall act upon the basis of instructions, notice or election received from the registered owner of such Registrable Securities.

                 b. Notices required or permitted to be given hereunder shall be in writing and shall be deemed to be sufficiently given when personally delivered (by hand, by courier, by telephone line facsimile transmission or other means) or sent by certified mail, return receipt requested, properly addressed and with proper postage pre-paid, if to the Company:

         Noise Cancellation Technologies, Inc.
         1025 West Nursery Road
         Linthicium, Maryland 21090
         Telecopy: (410) 636-5989
         Attention: Michael Parrella

         with a copy to:

         John B. Horton
         One Dock Street, Suite 300
         Stamford, Connecticut 06902
         Telecopy: (203) 348-4106
         if to the Initial Investors addressed to such Investors at,

         c/o Kingdon Capital Management Corp.
         152 West 57th Street
         New York, New York 10019
         Telecopy: (212) 582-2636
         Attention: Michael Markbreiter

         with a copy to:

         Klehr, Harrison, Harvey, Branzburg & Ellers
         1401 Walnut Street
         Philadelphia, PA  19102
         Telecopy:  (215) 568-6603
         Attention:  Wayne D. Bloch, Esq.

and if to any other Investor, at such address as such Investor shall have provided in writing to the Company, or at such other address as each such party furnishes by notice given in accordance with this Section 11(b), and shall be effective, when personally delivered, upon receipt and, when so sent by certified mail, four days after deposit with the United States Postal Service.

                 c. Failure of any party to exercise any right or remedy under this Agreement or otherwise, or delay by a party in exercising such right or remedy, shall not operate as a waiver thereof.

                 d. This Agreement shall be enforced, governed by and construed in accordance with the laws of the State of Delaware applicable to agreements made and to be performed entirely within such State. In the event that any provision of this Agreement is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any provision hereof which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision hereof. The parties hereto hereby submit to the exclusive jurisdiction of the United States Federal Courts located in New York County in the State of New York with respect to any dispute arising under this Agreement or the transactions contemplated hereby.

                 e. This Agreement and the Securities Purchase Agreement constitute the entire agreement among the parties hereto with respect to the subject matter hereof and thereof. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein and therein. This Agreement and the Securities Purchase Agreement supersede all prior agreements and understandings among the parties hereto with respect to the subject matter hereof and thereof.

                 f. Subject to the requirements of Section 9 hereof, this Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties hereto.

                 g. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

                 h. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which shall constitute one and the same agreement. This Agreement, once executed by a party, may be delivered to the other party hereto by facsimile transmission of a copy of this Agreement bearing the signature of the party so delivering this Agreement.

                 i. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.



                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed as of the date first above written.


NOISE CANCELLATION TECHNOLOGIES, INC.


By:
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Name:
     ------------------------------------------------------------
Its:
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INITIAL INVESTORS

 KINGDON ASSOCIATES, L.P.
         By:  Kingdon Capital Management Corp.,
              its general partner

                 By:
                    --------------------------
                    Mark Kingdon
                    President


KINGDON PARTNERS, L.P.
         By:  Kingdon Capital Management Corp.,
              its general partner

                 By:
                    -------------------------
                    Mark Kingdon
                    President

M. KINGDON OFFSHORE NV
         By:  Kingdon Capital Management Corp.,
              its investment advisor

                 By:
                    -------------------------
                    Mark Kingdon
                    President





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